SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                    Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               WSB HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                               WSB HOLDING COMPANY

                                Parent Company of

                                   WORKINGMENS
                                      BANK

    807 Middle Street * Pittsburgh, Pennsylvania 15212 * Phone (412) 231-7297


September 28, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of WSB Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the bank's branch office at 5035 Curry Road, Pittsburgh, Pennsylvania, on Monday, October 18, 1999, at 4:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Stokes Kelly & Hinds, LLC, certified public accountants, will be present to respond to any questions stockholders may have.

         In addition to the election of a director, the stockholders will be asked to ratify the appointment of Stokes Kelly & Hinds, LLC, as the Company's auditors for 2000. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,

                                   /s/Robert D. Neudorfer
                                   ---------------------------------------------
                                   Robert D. Neudorfer
                                   President








                               South Hills Office
         5035 Curry Road * Pittsburgh, PA 15236 * Phone: (412) 655-8670

--------------------------------------------------------------------------------
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 18, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WSB Holding Company ("the Company"), will be held at the bank's branch office at 5035 Curry Road, Pittsburgh, Pennsylvania on Monday, October 18, 1999, at 4:30 p.m., for the following purposes:

1.       To elect one director; and

2. To ratify the appointment of Stokes Kelly & Hinds, LLC as independent auditors of the Company for the fiscal year ending June 30, 2000;

all as set forth in the proxy statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors has set the close of business on August 31, 1999 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Johanna C. Guehl
                                              ----------------------------------
                                              Johanna C. Guehl
                                              Secretary

Pittsburgh, Pennsylvania
September 28, 1999





--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 18, 1999
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of WSB Holding Company (the "Company") on September 28, 1999 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the bank's branch office at 5035 Curry Road, Pittsburgh, Pennsylvania on Monday, October 18, 1999 at 4:30 p.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of a director named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i)
filing with the Secretary of the Company (Johanna C. Guehl, at 807 Middle Street, Pittsburgh, Pennsylvania 15212) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on August 31, 1999 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 303,434 shares of the Company common stock outstanding. Each stockholder of record on the record date is entitled to one vote for each share held.

         The Restated Articles of Incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any common stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of a director, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee being proposed. Such director shall be elected by a majority of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the common stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the record date.

                                                                               Percent of Shares of
                                                   Amount and Nature of             Common Stock
Name and Address of Beneficial Owner               Beneficial Ownership            Outstanding (%)
------------------------------------               --------------------            ---------------
Workingmens Bank
Employee Stock Ownership Plan ("ESOP")
807 Middle Street
Pittsburgh, Pennsylvania 15212 (1)                       26,448                         8.7

Jeffrey L. Gendell
Tontine Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166 (2)                             33,050                        10.9

Robert D. Neudorfer
807 Middle Street
Pittsburgh, Pennsylvania 15212 (3)                       15,532                         5.1

All directors and officers of the Company
as a group (seven persons) (4)                           78,378                        25.5

-------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The bank's board of directors has appointed a committee consisting of directors Manfred and Mueller to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the board or the ESOP Committee. As of the record date, 3,306 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Jeffrey L. Gendell, Tontine Partners, L.P., and Tontine Management, L.L.C. (collectively, the "Reporting Persons"), is derived from a Schedule 13D, dated September 2, 1997, which states that the Reporting Persons, through certain of its affiliates, had shared voting power and shared dispositive power with respect to 33,050 shares.
(3) Includes options to purchase 1,653 shares of common stock that may be purchased under the 1998 stock option plan within 60 days of the record date.
(4) Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 3,837 shares of common stock that may be exercised under the 1998 stock option plan within 60 days of the record date. Excludes 25,053 shares held by the ESOP (26,448 shares minus 1,395 shares allocated to executive officers) and excludes 11,453 shares previously awarded but presently subject to forfeiture held by the restricted stock plan ("RSP") over which certain directors by their position as either a member of the ESOP Committee, ESOP trust or RSP trust, exercise shared voting and investment power. Such individuals serving as a member of the ESOP Committee, ESOP trust or RSP trust disclaim beneficial ownership with respect to the ESOP and RSP shares. See "Proposal 1 -- Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securitites and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 1999 fiscal year. With the exception of Jeffrey L. Gendell, Tontine Partners, L.P., and Tontine Management, L.L.C., the Company is not aware of any beneficial owners of more than ten percent of its common stock. The Company did not receive any Forms 3, 4, or 5 from the Reporting Persons.

--------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF A DIRECTOR
--------------------------------------------------------------------------------

         Mr. John T. Ringland retired from the Board of Directors and became a Director Emeritus. The Board of Directors was reduced to five members, each of whom also serves as a director of Workingmens Bank (the "Bank"). The Company's Articles of Incorporation provides that the Board of Directors must be divided into four classes as nearly equal in number as possible. The class to which each director has been assigned is designated as Class I, Class II, Class III, or Class IV. The term of office of the director in Class II expires at the Meeting; the term of office of the director in Class III expires at the annual meeting of stockholders scheduled to be held in 2000, the term of office of the director in Class IV expires at the annual meeting of stockholders scheduled to be held in 2001, and the term of office of the directors in Class I expires at the annual meeting of stockholders scheduled to be held in 2002. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of four years expiring at the fourth annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

         Johanna C. Guehl has been nominated by the Board of Directors for a term of four years. Ms. Guehl is currently serving as a director of the Company.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of Ms. Guehl, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Ms. Guehl withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, term of, and length of board service for the person nominated for election as a director of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders."


                                                                                     Shares of
                                                                                    Common stock
                                                   Year First        Current       Beneficially
                                                   Elected or        Term to       Owned as of           Percent
Name and Title                      Age(1)        Appointed(2)       Expire      August 31, 1999(3)      Owned(%)
--------------                      ------        ------------       -------    -------------------      --------
BOARD NOMINEE FOR TERM TO EXPIRE IN 2003

Johanna C. Guehl                      45              1990            1999              5,515(5)             1.8
Secretary and Director

DIRECTORS CONTINUING IN OFFICE

Robert D. Neudorfer                   62              1988            2000             15,532                5.1
President and Director

Stanford H. Rosenberg                 65              1985            2001             12,459(5)             4.1
Vice President and Director

Joseph J. Manfred                     76              1973            2002              8,490(4)             2.8
Director

John P. Mueller                       61              1994            2002             13,790(4)             4.5
Director

-------------------
(1)  At June 30, 1999
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) The share amounts include shares of common stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Johanna C. Guehl - 331, Robert D. Neudorfer - 1,653, Stanford
     H. Rosenberg - 331, Joseph J. Manfred - 331, and John P. Mueller - 331. See "Director and Executive Officer Compensation - Director Compensation."
(4) Excludes 25,053 shares of common stock under the ESOP for which such individual serves as a member of the ESOP committee and ESOP trust. Such individuals disclaim beneficial ownership with respect to such shares.
(5) Excludes11,453 RSP shares for which such individual serves as a member of the RSP trust committee. Such individuals disclaim beneficial ownership with respect to such shares.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                            Age as of
Name                      June 30, 1999         Positions Held With the Company
----                      -------------         -------------------------------
Robert D. Neudorfer             62              President and Director
Ronald W. Moreschi              56              Vice President and Treasurer

Biographical Information

         Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. All directors of the Bank in June 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominee:

         Johanna C. Guehl has been a Director and Secretary since 1991. Since 1991, Ms. Guehl has been a partner in the law firm of Barbender & Guehl. Ms. Guehl is a member of the board of directors for Women's Leadership Assembly and she is the treasurer for Center For Victims of Violent Crimes and Women's Business Network.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEE FOR DIRECTOR.

Continuing Directors:

         Joseph J. Manfred has been a member of the board of directors and Chairman of the Board since 1973. Mr. Manfred is a choir member of St. John Fisher Church and a eucharistic minister for Forbes Regional Hospital. Mr. Manfred is also a retired insurance agent who owned Manfred Insurance Agency.

         John P. Mueller has been a member of the board of directors since 1994. Mr. Mueller is President and majority stockholder of Mueller's Hardware in Pittsburgh. He is also the President of Northside Chamber of Commerce and a member of the board of directors of St. Ambrose Manor.

         Robert D. Neudorfer has been employed by the Bank since 1975 and has been the President and a member of the board of directors since 1988. Mr. Neudorfer is a member of the board of directors and the treasurer of Community Development Foundation and is also a member of the board of directors of the Western Pennsylvania League of Savings Institutions. Mr. Neudorfer is a choir member of the Baldwin Community United Methodist Church.

         Stanford H. Rosenberg has been a member of the board of directors since 1985. Since 1974, he has been a professor at La Roche College in Pittsburgh.

Executive Officer Who is Not a Director:

         Ronald W. Moreschi has been vice president and treasurer of the Bank since 1987 and of the Company since June 1997.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended June 30, 1999, the Board of Directors held a total of 17 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of June 30, 1999, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 1999 fiscal year.

         For the 1999 fiscal year, the Compensation and Benefits Committee was comprised of directors Guehl, Manfred, Meuller and Ringland. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Compensation and Benefits Committee met once during the 1999 fiscal year.

         For the 1999 fiscal year, the Audit Committee was comprised of directors Guehl and Ringland. The Committee meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1999 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         For the fiscal year ended 1999, each non-employee director was paid a monthly fee (including two paid absences) of $850 and the Chairman of the Board was paid a monthly fee of $975. Directors are not paid a fee for attending committee meetings. For the fiscal year ended June 30, 1999, total fees paid by the Bank to Directors were $54,300.

         On March 16, 1998 (the "effective date of grant"), under the 1998 Stock Option Plan ("Option Plan") and the Bank's RSP, each director was granted stock options and awarded RSP shares. Under the Option Plan, each director was granted options to acquire shares of common stock at the fair market value of the
Company's common stock on the effective date of grant. Under the RSP, each director was awarded shares of common stock. Option shares and RSP shares are exercisable at the rate of 20% per year commencing one year from the effective date of grant. Under the Option Plan and RSP, Mr. Neudorfer received 8,265 options and 3,306 RSP shares. The non-employee directors each received 2,645 options and 661 RSP shares. On September 21, 1998 (the "effective date"), the non-employee directors were each granted an additional 132 RSP shares exercisable at the rate of 20% per year commencing one year from the effective date. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

         A Supplemental Retirement Plan ("SRP") has been implemented for the benefit of each director, including Mr. Neudorfer (the "Directors"). The SRP provides that each director shall receive at termination of service, or age 65 for Mr. Neudorfer, a retirement benefit equal to the value of the Bank's annual discretionary contributions to each individual's retirement account, reduced by the investment expenses associated with any life insurance contracts on such individual, and increased by any investment returns on such life insurance contracts. As of June 30, 1999, the Directors received no deferred compensation under the SRP.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the president. No executive officer of either the Bank or the Company had a salary and bonus during the three years ended June 30, 1999 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                               Long-Term Compensation
                                         Annual Compensation                             Awards
                                   -----------------------------------------   ----------------------------
                                                                                 Restricted      Securities
Name and                   Fiscal                             Other Annual          Stock        Underlying       All Other
Principal Position          Year    Salary($)    Bonus($)    Compensation(1)   Award(s)($)(2)   Options #(3)   Compensation($)
------------------          ----    ---------    --------    ---------------   --------------   ------------   ---------------

Robert D. Neudorfer         1999        72,000       4,500         --                  --               --          1,640(4)
President                   1998        66,420       6,000         --              52,069            8,265          9,092
                            1997        61,000       4,000         --                  --               --             --


--------------
(1) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented, there were no: (a) payments of above-market preferential earnings on deferred compensation; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (c) tax payment reimbursements; or (d) preferential discounts on stock.
(2) Represents the award of 3,306 shares of common stock under the RSP as of March 16, 1998 on which date the market price of such stock was $15.75 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on March 16, 1999. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of June 30, 1999, 2,645 shares remain unvested. Based upon a market price of $10.00 per share, such unvested shares had an aggregate value of $26,450.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on March 16, 1999. The exercise price equals the market value of the common stock on the date of grant of $15.75. See "-- Stock Awards".
(4) At June 30, 1999 consists of 164 shares allocated under the ESOP. Such shares had a cost and market value of $1,640 at June 30, 1999.

         Employment Agreement. The Bank has entered into an employment agreement with Robert D. Neudorfer, President of the Bank ("Agreement"). The Agreement has a three year term. Under the Agreement, Mr. Neudorfer's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Neudorfer without just cause, Mr. Neudorfer will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Neudorfer will be paid in a lump sum an amount equal to 2.00 times his prior year's taxable compensation. In the event of a change in control at June 30, 1999, Mr. Neudorfer would have been entitled to a lump sum payment of approximately $136,000.

Stock Awards

         The following table sets forth information with respect to exercised options during 1999, as well as the aggregate number of unexercised options to purchase the Company's common stock granted in 1998 to Robert D. Neudorfer and held by him as of June 30, 1999 and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price of such option and the fair market value of the Company's common stock) as of June 30, 1999. The Company has not granted any stock appreciation rights ("SARs") to Mr. Neudorfer.



                    Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                    ---------------------------------------------------------------------------------

                                                                     Number of Securities
                                                                    Underlying Unexercised        Value of Unexercised
                                                                        Options/SARs at         In-The-Money Options/SARs
                           Shares Acquired           Value                FY-End (#)                  at FY-End ($)
Name                       on Exercise (#)      Realized($)(1)    Exercisable/ Unexercisable   Exercisable/Unexercisable(1)
----                       ---------------      --------------    --------------------------   ----------------------------
Robert D. Neudorfer               --                  --                  1,653/6,612                    $ 0/$ 0


------------------------
(1) Based upon an exercise price of $15.75 per share and estimated price of $10.00 at June 30, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Stokes Kelly & Hinds, LLC was the Company's independent public accountant for the 1999 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with Stokes Kelly & Hinds, LLC to be its auditors for the fiscal year ended June 30, 2000. A representative of Stokes Kelly & Hinds, LLC is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stokes Kelly & Hinds, LLC, as the Company's auditors for the fiscal year ending June 30, 2000.

--------------------------------------------------------------------------------
                    2000 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2000, all stockholder proposals must be submitted to the Secretary of the Company at its offices at 807 Middle Street, Pittsburgh, Pennsylvania 15212, on or before May 31, 2000. Under the Company's Articles of Incorporation, stockholder nominations for director and stockholder proposals not included in the Company's 2000 proxy statement, in order to be considered for possible action by stockholders at the 2000 annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, by August 18, 2000. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Articles of Incorporation of the Company in order to be considered at the 2000 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the annual meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in
accordance  with  their  judgment  on  such  matters.   Under  the  Articles  of
Incorporation of the Company, no new business or proposals submitted by stockholders shall be acted upon at the annual meeting unless such business or proposal was stated in writing and filed with the Secretary of the Company by August 19, 1999. No new business or proposals were submitted within this time period.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, THE COMPANY, 807 MIDDLE STREET, PITTSBURGH, PENNSYLVANIA 15212.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Johanna C. Guehl
                                              ----------------------------------
                                              Johanna C. Guehl
                                              Secretary

Pittsburgh, Pennsylvania
September 28, 1999

Appendix A
----------

--------------------------------------------------------------------------------
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 18, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of WSB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the bank's office at 5035 Curry Road, Pittsburgh, Pennsylvania, on October 18, 1999, at 4:30 p.m. and at any and all adjournments thereof, in the following manner:

                                                 FOR         WITHHELD
                                                 ---         --------

1.   To elect Johanna C. Guehl as director       [_]           [_]



                                                 FOR         AGAINST     ABSTAIN
                                                 ---         -------     -------

2.   To ratify the appointment of Stokes Kelly
     & Hinds, LLC, as independent auditors
     for the Company for the fiscal year ending
     June 30, 2000.                              [_]           [_]         [_]


          The Board of Directors recommends a vote "FOR" the above listed propositions.


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 28, 1999 and the 1999 Annual Report.



Dated:                              , 1999
       -----------------------------


-------------------------------------        -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------------        -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------